File No. 33-11351
                                                Rule 497(e)

                STEIN ROE GROWTH INVESTOR FUND
             A SERIES OF STEIN ROE INVESTMENT TRUST

          SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 1999
                        ______________________

As of November 15, 1999, the current shares of Stein Roe Growth Investor Fund (the "Fund") will be redesignated Class S shares. Each share of the Fund outstanding on that date will thereafter be a Class S share of the Fund. Like the existing shares from which they are being converted, these Class S shares are no-load shares carrying no sales charge or 12b-1 fee.

As of the close of business October 31, 1999, the shares of the Fund to be designated Class S shares will no longer be available for purchase by new investors except for purchases by eligible investors as described below.

If you are already a shareholder of the Fund, you may continue to purchase additional Class S shares of the Fund for your account or you may open another Class S share account with the Fund.

In addition, you may open a new Class S share account if:

* as of October 31, 1999, you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;

* you are a client of the Fund's investment adviser, Stein Roe &
  Farnham Incorporated;

* you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 31, 1999, held shares of Growth Investor Fund for its clients; or

* you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included Growth Investor Fund on October 31, 1999.

If you have questions about your eligibility to purchase shares of the Fund, please call 800-338-2550.

             This Supplement is Dated August 30, 1999